Subsequent Events	12 Months Ended
Jun. 30, 2025
Events After Reporting Period [Abstract]
Subsequent Events	Subsequent Events
On 1 July 2025, the Group acquired Class35 Limited, a UK based technology consultancy company (“Class35”). Class35 collaborates at the most senior levels within clients in shaping and validating digital products and services to conquer business problems and opportunities, with emphasis on customers and growth. Class35 boosts
Endava's ideation capabilities, adding talented people and several active client relationships within financial services, retail, energy, and other sectors.
The total consideration was £3.9 million and includes elements of cash and equity. Of the total consideration, £3.3 million was paid at completion, which remains subject to post closing adjustments on cash, debt and equity of Class35.